UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 25, 2007

PMC-Sierra, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3975 Freedom Circle

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 239-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Item 5.02 below is incorporated herein by reference in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 25, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of PMC-Sierra, Inc. (the “Company”) approved a form of Restricted Stock Unit Agreement (“RSU Agreement”) for use under the Company’s 1994 Incentive Stock Plan (the “Plan”), as amended and filed as Exhibit 10.2 to the Company’s 2006 annual report on Form 10-K. Each restricted stock unit (“RSU”) represents the right to receive one share of common stock of the Company on the specified issuance date following the vesting of that unit. The Company intends to use this form of RSU Agreement in connection with future awards of RSUs to its officers, directors and employees. The Company described its stock-based compensation and pre-identified quarterly RSU grant dates in its 2007 Proxy Statement.

On May 25, 2007, the Committee also approved RSU grants awarded in connection with the annual performance award of officers and other employees and the RSU portion of the annual equity award to its directors. The vesting period of RSUs differs for directors, senior management including officers and other employees. A copy of the standard form of Restricted Stock Unit Agreement with the varying vesting terms is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Following are the grants of RSUs to the Company’s Chief Financial Officer and certain of the Company’s named executive officers in the following amounts:

Name and Position	Total Number of RSUs
Michael W. Zellner – VP and Chief Financial Officer	56,666

Colin C. Harris – Chief Operations Officer	20,000

Mark C. Stibitz – VP and General Manager, Enterprise Storage Division	20,000

Robert M. Liszt – VP Worldwide Sales	13,333

The RSUs granted to these named executive officers vest 50% twenty-four months after the date of grant, and 25% each twelve-month period thereafter.

In addition, the Committee approved the grant of 5,333 RSUs to each of the members of the Company’s Board of Directors, other than Robert L. Bailey, as part of the Directors’ automatic annual equity award. Such RSUs fully vest on the one-year anniversary of the date of grant.

Also attached as Exhibit 10.5 is the Appendix to the 1994 Incentive Stock Plan for Israeli Taxpayers, which was approved by the Committee on April 5, 2007.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.4	Form of Restricted Stock Unit Agreement
10.5	Appendix to the 1994 Incentive Stock Plan for Israeli Taxpayers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-Sierra, Inc.

By:	/s/ Michael W. Zellner
Michael W. Zellner
Vice President
Chief Financial Officer

Date: June 1, 2007

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EXHIBIT INDEX

Exhibit No.	Description
10.4	Form of Restricted Stock Unit Agreement
10.5	Appendix to the 1994 Incentive Stock Plan for Israeli Taxpayers

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